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                                                    ITEM 14(a)3, EXHIBIT 24(b)

                  CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


We hereby consent to the references to our firm in the Annual Report of Tesoro Petroleum Corporation on Form 10-K for the fiscal year ended December 31, 1993, filed with the Securities and Exchange Commission in Washington, D.C. pursuant to the Securities Exchange Act of 1934.

                                         NETHERLAND, SEWELL & ASSOCIATES, INC.

                                         By: /s/ Frederic D. Sewell
                                             Frederic D. Sewell, President

Dallas, Texas
March 30, 1994